                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 12, 2005

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       001-15223                76-0453392
-------------------------        -----------------------    --------------------
     (State or Other                   (Commission             (IRS Employer
     Jurisdiction of                   File Number)          Identification No.)
      Incorporation)

                87 Grandview Avenue, Waterbury, Connecticut 06708
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 596-2236

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

This Amendment is filed solely to include to the information required by Item
9.01(b) that was omitted from the Registrant's initial filing on Current Report on Form 8-K filed with the Securities and Exchange Commission on January 19,
2005 in connection with the Registrant's issuance and sale of 280,618 shares of
Series D Preferred Stock, the sale of its Distribution Division and the amendment of its Revolving Credit, Term Loan and Security Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro forma financial information.

     (1) The unaudited pro forma condensed financial statements of the
Registrant giving effect to the Registrant's issuance and sale of the Series D
Preferred Stock and the sale of its Distribution Division on January 12, 2005, in accordance with Article 11 of Regulation S-X (17 C.F.R. Section 210.11),
including the unaudited pro forma condensed balance sheet of the Registrant as of December 31, 2004, giving effect to the Registrant's issuance and sale of the
Series D Preferred Stock and the sale of its Distribution Division as if they both occurred on December 31, 2004, and the unaudited pro forma condensed statement of income of the Registrant after giving effect to the Registrant's issuance and sale of the Series D Preferred Stock and the sale of its
Distribution Division as if they both occurred on January 1, 2004. The unaudited pro forma financial statements are filed as Exhibit 99.1 hereto and are incorporated into this Item 9.01(b) by reference.

(c) Exhibits.

     3.1    Certificate of Incorporation of Registrant, incorporated herein by reference to the Registrant's Current Report on Form 8-K filed
            January 19, 2005, Exhibit 3.1.

     3.2    Certificate of Amendment of the Certificate of Incorporation of the
            Registrant, as filed with the Delaware Secretary of State on August
            13, 1999, incorporated herein by reference to the Registrant's
            Current Report on Form 8-K filed January 19, 2005, Exhibit 3.2.

     3.3    Certificate of Designation with respect to the Registrant's Series A
            Convertible Preferred Stock, as filed with the Delaware Secretary of
            State on August 13, 1999, incorporated herein by reference to the
            Registrant's Current Report on Form 8-K filed January 19, 2005,
            Exhibit 3.3.

     3.4    Certificate of Amendment of the Certificate of Incorporation of the
            Registrant, as filed with the Delaware Secretary on January 21,
            2002, increasing the authorized common stock of the Registrant from
            50,000,000 to 75,000,000 shares, incorporated herein by reference to the Registrant's Current Report on Form 8-K filed January 19, 2005,
            Exhibit 3.4.

     3.5    Certificate of Designations Rights and Preferences of the Series B
            12.5% Voting Cumulative Convertible Participating Preferred Stock of
            the Registrant, as filed

            with the Delaware Secretary of State on January 23, 2002,
            incorporated herein by reference to the Registrant's Current Report on Form 8-K dated filed on February 11, 2002, Exhibit 3.2.

     3.6    Certificate of Designations Rights and Preferences of the Series C
            Preferred Stock of the Registrant, as filed with the Delaware
            Secretary of State on May 12, 2003, incorporated herein by reference to the Registrant's Current Report on Form 8-K filed January 19,
            2005, Exhibit 3.6.

     3.7    Certificate of Amendment of the Certificate of Incorporation of the
            Registrant, as filed with the Delaware Secretary of State on May 29,
            2003, increasing the authorized common stock of the Registrant from
            75,000,000 to 150,000,000 shares, incorporated herein by reference to the Registrant's Current Report on Form 8-K filed January 19,
            2005, Exhibit 3.7.

     3.8    Certificate of Designations, Rights and Preferences of the Series D
            Preferred Stock of the Registrant, as filed with the Delaware
            Secretary of State on January 12, 2005, incorporated herein by reference to the Registrant's Current Report on Form 8-K filed
            January 19, 2005, Exhibit 3.8.

     99.1   The unaudited pro forma condensed financial statements of the
            Registrant giving effect to the Registrant's issuance and sale of the Series D Preferred Stock and the sale of its Distribution
            Division on January 12, 2005, in accordance with Article 11 of
            Regulation S-X (17 C.F.R. Section 210.11), including the unaudited pro forma condensed balance sheet of the Registrant as of December
            31, 2004, giving effect to the Registrant's issuance of the Series D
            Preferred Stock and the sale of its Distribution Division as if they both occurred on December 31, 2004, and the unaudited pro forma condensed statement of income of the Registrant after giving effect to the Registrant's issuance of the Series D Preferred Stock and the sale of its Distribution Division as if they both occurred on
            January 1, 2004.*

     * Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                OPTICARE HEALTH SYSTEMS, INC.
                                                (Registrant)

Date: March 31, 2005                            by:  /s/ William A. Blaskiewicz
                                                --------------------------------
                                                Name: William A. Blaskiewicz
                                                Title: Chief Financial Officer

                                  EXHIBIT INDEX
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Exhibit
Number                               Description
------                               -----------
3.1       Certificate of Incorporation of Registrant, incorporated herein by reference to the Registrant's Current Report on Form 8-K filed January
          19, 2005, Exhibit 3.1.

3.2       Certificate of Amendment of the Certificate of Incorporation of the
          Registrant, as filed with the Delaware Secretary of State on August
          13, 1999, incorporated herein by reference to the Registrant's Current
          Report on Form 8-K filed January 19, 2005, Exhibit 3.2.

3.3       Certificate of Designation with respect to the Registrant's Series A
          Convertible Preferred Stock, as filed with the Delaware Secretary of
          State on August 13, 1999, incorporated herein by reference to the
          Registrant's Current Report on Form 8-K filed January 19, 2005,
          Exhibit 3.3.

3.4       Certificate of Amendment of the Certificate of Incorporation of the
          Registrant, as filed with the Delaware Secretary on January 21, 2002, increasing the authorized common stock of the Registrant from
          50,000,000 to 75,000,000 shares, incorporated herein by reference to the Registrant's Current Report on Form 8-K filed January 19, 2005,
          Exhibit 3.4.

3.5       Certificate of Designations Rights and Preferences of the Series B
          12.5% Voting Cumulative Convertible Participating Preferred Stock of
          the Registrant, as filed with the Delaware Secretary of State on
          January 23, 2002, incorporated herein by reference to the Registrant's
          Current Report on Form 8-K dated filed on February 11, 2002, Exhibit
          3.2.

3.6       Certificate of Designations Rights and Preferences of the Series C
          Preferred Stock of the Registrant, as filed with the Delaware
          Secretary of State on May 12, 2003, incorporated herein by reference to the Registrant's Current Report on Form 8-K filed January 19, 2005,
          Exhibit 3.6.

3.7       Certificate of Amendment of the Certificate of Incorporation of the
          Registrant, as filed with the Delaware Secretary of State on May 29,
          2003, increasing the authorized common stock of the Registrant from
          75,000,000 to 150,000,000 shares, incorporated herein by reference to the Registrant's Current Report on Form 8-K filed January 19, 2005,
          Exhibit 3.7.

3.8       Certificate of Designations, Rights and Preferences of the Series D
          Preferred Stock of the Registrant, as filed with the Delaware
          Secretary of State on January 12, 2005, incorporated herein by reference to the Registrant's Current Report on Form 8-K filed January
          19, 2005, Exhibit 3.8.

99.1      The unaudited pro forma condensed financial statements of the
          Registrant giving effect to the Registrant's issuance and sale of the
          Series D Preferred Stock and the sale of its Distribution Division on
          January 12, 2005, in accordance with Article 11 of Regulation S-X (17
          C.F.R. Section 210.11), including the unaudited pro forma condensed balance sheet of the Registrant as of December 31, 2004, giving effect to the Registrant's issuance of the Series D Preferred Stock and the sale of its Distribution Division as if they both occurred on December
          31, 2004, and the unaudited pro forma condensed statement of income of the Registrant after giving effect to the Registrant's issuance of the
          Series D Preferred Stock and the sale of its Distribution Division as if they both occurred on January 1, 2004.*

* Filed herewith.